UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

MORGAN STANLEY MORTGAGE SECURITIES TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MORGAN STANLEY MORTGAGE SECURITIES TRUST

c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of Morgan Stanley Mortgage Securities Trust (the "Fund") will be held on Wednesday, April 24, 2013 at 9:00 a.m., at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Management Inc., Conference Room 3R, 3rd Floor, 522 Fifth Avenue, New York, NY 10036, and any adjournments or postponements thereof.

The Meeting is being held for the following purpose:

1.  To amend the fundamental investment restriction of the Fund regarding concentration.

2.  To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only holders of record of shares of the Fund as of the close of business on March 4, 2013, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting of the Fund or any adjournments or postponements thereof.

  MARY E. MULLIN
  Secretary

Dated: March 7, 2013

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy Card. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy Card in order that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Certain stockholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their Proxy Card or on the enclosed Voting Information Card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 24, 2013:

The Proxy Statement for the Special Meeting of Shareholders is available on the Internet at the website address located on the enclosed Proxy Card.

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MORGAN STANLEY MORTGAGE SECURITIES TRUST

c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD
APRIL 24, 2013

This Proxy Statement is furnished by the Board of Trustees (the "Board") of Morgan Stanley Mortgage Securities Trust (the "Fund") in connection with the solicitation of proxies (separately referred to as a "Proxy" and collectively referred to as "Proxies") by the Board for use at the Special Meeting of Shareholders (the "Meeting") to be held on Wednesday, April 24, 2013, at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Management Inc. (the "Adviser"), at 522 Fifth Avenue, Conference Room 3R, 3rd Floor, New York, NY 10036. It is expected that the Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card will first be mailed to shareholders of the Fund (each a "Shareholder" and collectively, the "Shareholders") on or about March 12, 2013. The purpose of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders.

If the accompanying Proxy for the Fund is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meeting, the proxies named therein will vote the shares of beneficial interest with respect to the Fund (collectively, the "Shares") represented by it in accordance with the instructions marked thereon. Unmarked Proxies submitted by Shareholders will be voted FOR Proposal 1. A Proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated Proxy to the Secretary of the Fund (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a Proxy. In order to revoke a Proxy in person, Shareholders must submit a subsequent Proxy. Shareholders whose Shares are held in street name by a broker of record and who wish to vote in person at the Meeting must obtain a legal proxy from their broker and present it at the Meeting to the inspector of elections.

The Board has fixed the close of business on March 4, 2013 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof. As of the Record Date, the Fund had 8,428,246.7790 Shares outstanding and entitled to vote.

The cost of soliciting Proxies for the Meeting, consisting principally of printing and mailing expenses, is expected to be approximately $133,000, all of which will be borne by the Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Fund or officers and regular employees of the Adviser, Morgan Stanley & Co. LLC ("Morgan Stanley & Co.") and/or Morgan Stanley Smith Barney LLC, without special compensation therefor. In addition, the Fund may employ Computershare Fund Services ("Computershare") to make telephone calls to Shareholders to remind them to vote. The Fund may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. The transfer agent services for the Fund are currently provided by Morgan Stanley Services Company Inc.

Shareholders may be able to vote their Shares by touchtone telephone or by Internet by following the instructions on the Proxy Card accompanying this Proxy Statement. The Internet procedures are designed to authenticate a Shareholder's identity to allow Shareholders to vote their Shares and confirm that their instructions have been properly recorded. To vote by Internet or by touchtone telephone, Shareholders can access the website or call the toll-free number listed on the Proxy Card. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the Proxy Card or Voting Information Card in the shaded box.

In certain instances, Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their Shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed Proxy Card or by Internet or touchtone telephone as set forth above. The last proxy vote received in time to be voted, whether by Internet, mailed Proxy Card or touchtone telephone, will be the vote that is counted and will revoke all previous votes by the Shareholder. In the event that Computershare is retained as proxy solicitor, Computershare will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, at an estimated cost of $22,135, which would be borne by the Fund.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended October 31, 2012 to any Shareholder of the Fund requesting such report. Requests for annual reports should be made in writing to the Fund at Morgan Stanley Services Company Inc., P.O. Box 219886, Kansas City, MO 641219885, by calling toll-free (800) 869-6397 or by visiting the Adviser's Internet website at www.morganstanley.com/im.

Morgan Stanley Services Company Inc. serves as the Fund's administrator. The business address of Morgan Stanley Services Company Inc. is P.O. Box 219886, Kansas City, MO 641219885. State Street Bank and Trust Company serves as sub-administrator to the Fund. The business address of State Street Bank and Trust Company is One Lincoln Street, Boston, MA 02111-2101.

The Board of Trustees of the Fund recommend that you vote "FOR" Proposal No. 1.

PROPOSAL 1: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING CONCENTRATION

Introduction

The Board of Trustees has approved a change to the Fund's policy regarding concentration that would permit the Fund to invest more than 25% of its assets in the mortgage-backed securities ("MBS") industry. For this purpose, the MBS industry would include non-agency MBS and MBS issued or guaranteed by the U.S. government or its agencies or instrumentalities ("agency MBS"). The current policy and the proposed policy are set forth below (proposed additional language is underlined).

Current Concentration Policy: The Fund will not invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (the "Current Policy").

Proposed Concentration Policy: The Fund will not invest more than 25% of the value of its total assets in securities of issuers in any one industry, except that the Fund will concentrate in the mortgage-backed securities industry, which shall include agency and non-agency mortgage-backed securities. For the purposes of the foregoing concentration policy, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities that are not mortgage-backed securities shall not be considered part of any industry (the "New Fundamental Policy").

Discussion of Proposal

The Investment Company Act of 1940, as amended (the "1940 Act"), requires a registered investment company, such as the Fund, to have "fundamental" policies governing certain of its investment practices. An investment policy is "fundamental" if it cannot be changed or deviated from without the approval of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. One such required fundamental policy relates to a fund's concentration of investments in a particular industry or group of related industries. The 1940 Act does not define what constitutes "concentration" in an industry. However, the Securities and Exchange Commission (the "SEC") has taken the position that investment of more than 25% of a fund's total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration.

The proposed change to the industry concentration policy will afford the Fund greater flexibility in meeting its investment objective. To pursue its investment objective of seeking a high level of current income, the Fund normally invests at least 80% of its assets in mortgage-related securities. The Current Policy effectively limits the Fund's ability to invest in non-agency MBS to less than 25% of the Fund's assets. (Agency MBS are not subject to the industry concentration policy as explicitly set forth in the Current Policy). The Adviser believes that it is in the best interests of the Fund and its Shareholders to afford the Fund the ability to invest more than 25% of its assets in non-agency MBS. In particular, the Adviser is of the view that increased flexibility to invest in non-agency MBS would enhance the Fund's ability to take advantage of current investment opportunities and facilitate its ability to respond to changes in market conditions. Accordingly, the Adviser recommended to the Board that the New Fundamental Policy be adopted to replace the Current Policy. At its meetings on August 30, 2012 and February 27-28, 2013, the Board considered the Adviser's recommendation. Upon evaluation of all facts it considered relevant, the Board unanimously approved the New Fundamental Policy and the submission of this Proposal to Shareholders for their approval.

If the Fund's Shareholders do not approve the New Fundamental Policy, the Fund's Current Policy will remain in effect.

Risks

The following describes risks associated with investing in the MBS industry. The Fund already is subject to these risks because of its current investments in MBS. If Shareholders approve Proposal 1, the Fund will be subject to certain heightened risks associated with such investments due to its increased ability to invest in non-agency MBS. The Fund's prospectus and/or statement of additional information will be revised to enhance the risk disclosure applicable to investments in the MBS industry.

Because the Fund concentrates its investments in the MBS industry, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such industry. MBS in which the Fund may invest have different risk characteristics than traditional debt securities. Although, generally, the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with MBS. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investments in MBS are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain MBS may be more volatile and less liquid than other traditional types of debt securities.

The Fund may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. Government. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality.

The Fund may invest in non-agency MBS offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Pools created by non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. Non-agency MBS are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those MBS that have a Government or Government-sponsored entity guarantee. As a result, the mortgage loans underlying non-agency MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than Government or Government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The risk of non-payment is greater for MBS that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers having imperfect or impaired credit histories, mortgage loans where the amount of the loan at origination is 80% or more of the value of the mortgage property, mortgage loans made to borrowers with low credit scores, mortgage loans made to borrowers who have other debt that represents a large portion of their income and mortgage loans made to borrowers whose income is not required to be disclosed or verified.. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Due to economic conditions, including increased interest rates and lower home prices, as well as aggressive lending practices, subprime mortgage loans have in recent periods experienced increased rates of delinquency, foreclosure, bankruptcy and loss, and they are likely to continue to experience delinquency, foreclosure, bankruptcy and loss rates that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. Thus, because of the higher delinquency rates and losses associated with subprime mortgage loans, the performance of non-agency MBS backed by subprime mortgage loans that the Fund may acquire could be correspondingly adversely affected, which could adversely impact the Fund's results of operations, financial condition and business. The Fund may also invest in other types of non-agency MBS, such as those classified as pay-option adjustable rate or Alt-A, which have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults.

Non-agency MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. Non-agency MBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

The Fund may invest a substantial portion of its assets in non-agency MBS rated below investment grade which are commonly known as "junk bonds" or "high yield/high risk securities." The Fund's investments in high yield securities pose significant risks. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery.

Vote Required

Approval of this Proposal requires the affirmative vote of the holders of a majority of the outstanding Shares of the Fund entitled to vote thereon. Under the 1940 Act, this means the affirmative vote of the lesser of (a) 67% or more of the voting Shares present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting Shares are present or represented by proxy or (b) more than 50% of the outstanding voting Shares of the Fund. Abstentions are not considered votes "FOR" Proposal 1 at the Meeting. As a result, abstentions have the same effect as a vote against Proposal 1 because approval of Proposal 1 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

The Board of Trustees of the Fund recommends that you vote "FOR" Proposal 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of any class of the Fund.

Shareholder	Percentage of Outstanding Shares
Class A
Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	76.60%
Class B
Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	62.82%
Stifel Nicolaus & Co. Inc. Edward D. Wolf and Marlene K. Wolf 501 North Broadway St. Lois, MO 63102-2188	9.74%
Class L
Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	68.06%
First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	6.00%
Class I
Morgan Stanley & Co. FBO X-Entity 0111 C Equity-Swaps 1585 Broadway New York, NY 10036-8200	46.65%
Morgan Stanley & Co. Harborside Financial Center Plaza II, 3rd Floor Jersey City, NJ 07311	24.47%
Charles Schwab & Co. Inc. Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	23.48%

As of the Record Date, the aggregate number of Shares of the Fund owned by the Fund's officers and Trustees as a group was less than one percent of the Fund's outstanding Shares.

ADDITIONAL INFORMATION

General

The holders of a majority of the Shares issued and outstanding and entitled to vote of the Fund, present in person or represented by proxy, will constitute a quorum at the Meeting. In the absence of a quorum, the Shareholders present or represented by proxy and entitled to vote thereat shall have the power to adjourn the Meeting from time to time. Where an adjournment is proposed because the necessary quorum to transact business is not obtained at the Meeting, the persons named as Proxies will vote in favor of such adjournment provided that such persons named as Proxies determine that such adjournment and additional solicitation is reasonable and in the interests of Shareholders based on all relevant factors, including the nature of the proposal, the percentage of Shareholders present, the nature of the proposed solicitation activities and the nature of the reasons for the further solicitation. The Shareholders present in person or represented by proxy at any meeting and entitled to vote thereat also shall have the power to adjourn the Meeting from time to time if the vote required to approve or reject the Proposal is not obtained (with Proxies being voted for or against adjournment consistent with the votes for and against the Proposal). The affirmative vote of the holders of a majority of the Shares then present in person or represented by proxy shall be required to adjourn the Meeting. Abstentions will not be voted either for or against any such adjournment.

Principal Underwriter and Administrator

Morgan Stanley Distribution, Inc., whose principal address is 522 Fifth Avenue, New York, NY 10036, is the principal underwriter for the Fund. Morgan Stanley Services Company Inc., whose principal address is P.O. Box 219886, Kansas City, MO 64121-9886, serves as the Fund's administrator.

Submission of Shareholder Proposals

The Fund is not required and does not intend to hold regular shareholder meetings unless shareholder action is required in accordance with the 1940 Act. Shareholders who would like to submit proposals for consideration at future shareholder meetings of the Fund should send written proposals to Mary E. Mullin, Secretary, 522 Fifth Avenue, New York, NY 10036. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

OTHER MATTERS

The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

  MARY E. MULLIN
  Secretary

Dated: March 7, 2013

Shareholders who do not expect to be present at the Meeting for the Fund and who wish to have their Shares voted are requested to vote their Shares over the Internet, by telephone or by dating and signing the enclosed Proxy Card and returning it in the enclosed envelope. No postage is required if mailed in the United States.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
522 Fifth Avenue
New York NY 10036
on April 24, 2013

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY MORTGAGE SECURITIES TRUST	PROXY

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 24, 2013

This proxy is solicited on behalf of the Board of Trustees of Morgan Stanley Mortgage Securities Trust.

The undersigned hereby constitutes and appoints Stefanie V. Chang Yu, Mary E. Mullin and Arthur Lev, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of beneficial interest of Morgan Stanley Mortgage Securities Trust, held of record by the undersigned on March 4, 2013 at the Special Meeting of Shareholders to be held at 522 Fifth Avenue, New York, NY 10036, on April 24, 2013 at 4:00 p.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	MST_23965_092812

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on April 24, 2013.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/msi-23965

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: ¢

	FOR	AGAINST	ABSTAIN
1. To amend the fundamental investment restriction of Morgan Stanley Mortgage Securities Trust regarding concentration.	☐	☐	☐

2. To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

MST_23965_092812

MORGAN STANLEY MORTGAGE SECURITIES TRUST SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON 4/24/13

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 pm ET the night before the meeting or cutoff date.

To vote by Internet

1)  Go to website www.proxyvote.com.

2)  Follow the instructions provided on the website.

To vote by Telephone

1)  Call 1-800-454-8683.

2)  Follow the instructions.

To vote by Mail

1)  Check the appropriate boxes on the voting instruction form below.

2)  Sign and date the voting instruction form.

3)  Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:		M52793-S02170

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on April 24, 2013. The following material is available at www.proxyvote.com: Proxy Statement

		PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	☐

The Board of Trustees recommends you vote FOR the following proposal:			For	Against	Abstain

1. To amend the fundamental investment restriction of Morgan Stanley Mortgage Securities Trust (the “Fund”) regarding concentration.			☐	☐	☐

2. To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Special Meeting of Shareholders of the above-mentioned  Fund will be held on April 24, 2013 at the principal executive office of Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, NY 10036, to vote on the proposal set forth in the Notice of Special Meeting of Shareholders.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment or postponement thereof. If no direction is made, this proxy will be voted “FOR” the Proposal.

NOTE: Please sign exactly as your name appears on this voting instruction form. All joint owners  should sign. When signing  as executor, administrator, attorney, trustee or guardian or as custodian  for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date